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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 1996


                          Sector Communications, Inc.
            (Exact name of registrant as specified in its charter)


                        Commission File Number: 0-22382


        Nevada                                          56-1051491
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)


             7601 Lewinsville Road, Suite 200, McLean, Va.  22102
                   (Address of principal executive offices)


                                (703) 761-1500
                         Registrant's telephone number
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Item 1.  Changes in Control of Registrant
         --------------------------------

On June 18, 1996, the Registrant completed a stock purchase and share exchange and related transactions (collectively the "Share Exchange") pursuant to a Stock Purchase and Exchange Agreement (the "Agreement") among the Registrant and the holders of all the capital stock of Global Communications Group, Inc. (the "Global Stockholders"). The Registrant acquired all of the issued and outstanding shares of capital stock of Global in exchange for the issuance by the Registrant of an aggregate of 17,000,000 shares of common stock, par value $0.001 per share of the Registrant ("Registrant Common Stock") to the Global Stockholders.

As a result of the completion of the Share Exchange, a change in the control of the Registrant has occurred. In connection with the Share Exchange, the Global Stockholders acquired the beneficial ownership of approximately 57% of the issued and outstanding shares of Registrant Common Stock. The amount of consideration paid by the Registrant in the Share Exchange was determined through arms-length negotiations between the Registrant and the Global Stockholders, based upon the business, financial condition, operations, management and prospects of the Registrant and Global Communications Group, Inc. ("Global").

Immediately prior to closing of the Agreement, the Registrant took the following actions:

(i) The Registrant amended its Amended and Restated Articles of Incorporation to make effective a one for 5.909635 reverse split of the shares of Registrant Common Stock issued and outstanding;

(ii) The Registrant amended its Amended and Restated Articles of Incorporation to change the name of the Registrant from Aurtex, Inc. to Sector Communications, Inc.

(iii) The Registrant declared a stock dividend of 1.25 shares of Registrant Common Stock for each post-split share of Registrant Common Stock.

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

By means of the Share Exchange, the Registrant acquired all of the issued and outstanding capital stock of Global on June 18, 1996. The manner of and consideration for the acquisition are described above in Item 1 of this Current Report on Form 8-K.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

(a)  Financial Statements of Business Acquired and Pro Forma Financial
     Information:

It is impractical to provide the required financial statements for the acquired business and pro forma financial information at the time this Current Report on Form 8-K is filed since none are currently available. The financial statements and pro forma financial information required by Item 310 of Regulation S-B will be filed by the Registrant by means of an amendment to this Report on or about September 1, 1996.

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(b) Exhibits

Exhibit
Number      Description
- ------      -----------

 10.01 Stock Purchase and Exchange Agreement with Global Communications Group, Inc., Dated April 19, 1996. (Incorporated herein by reference to Exhibit 10.10 of the Registrant's Form 10-KSB for the year ended February 29, 1996).

 10.01 Amendment No. 1 to the Stock Purchase and Exchange Agreement with Global Communications Group, Inc., Dated April 19, 1996. (Incorporated herein by reference to Exhibit 10.11 of the Registrant's Form 10-KSB for the year ended February 29, 1996).

 10.02      Debt Repayment Agreement  (Incorporated herein by reference to
            Exhibit 10.12 of the Registrant's Form 10-KSB for the year ended February 29, 1996).


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sector Communications, Inc.


/s/ Theodore J. Georgelas
- -------------------------------------------------
Theodore J. Georgelas
President and Chief Executive Officer

Date: July 3, 1996

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